Exhibit 10.3

ARGO BLOCKCHAIN PLC

2021 U.S. EQUITY INCENTIVE PLAN

Effective Date: July 26, 2021

1.              Purpose; Eligibility. This 2021 U.S. Equity Incentive Plan (the “US Incentive Plan”) of Argo Blockchain PLC, a public limited company incorporated in England and Wales (Company Number 11097258) (the “Corporation”) is intended to: (i) enable the Corporation and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Corporation’s long range success; (ii) provide incentives that align the interests of Employees, Consultants and Directors with those of the security holders of the Corporation; and (iii) promote the success of the Corporation’s business.

(a)  Available Awards. Awards that may be granted under the Plan shall only include Non-Qualified Stock Options.

(b)  Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

2.              Definitions. As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)  “Award” means any Stock Option granted under the US Incentive Plan.

(b) “Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan that may, in the discretion of the Corporation, be transmitted electronically to any Participant. Each Award Agreement will be subject to the terms and conditions of the Plan.

(c)  “Board” shall mean the Board of Directors of the Corporation.

(d)  “Change in Control” means (i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act of 1934) of more than 50% (on a fully diluted basis) of the combined voting power of the then outstanding voting securities of the Corporation; provided, however, that for purposes of this US Incentive Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Corporation or any affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Corporation or any subsidiary, (C) in respect of an Award held by a particular Recipient, any acquisition by the Recipient or any group of persons including the Recipient (or any entity controlled by the Recipient or any group of persons including the Recipient); or (D) the acquisition of securities pursuant to an offer made to the general public through a registration statement filed with the Securities and Exchange Commission; or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation to any person other than an affiliate.

(e)  “Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time (codified as Title 26 of the United States Code) and any successor legislation.

(f)  “Committee” shall mean any Committee appointed by the Board to administer this US Incentive Plan, if one has been appointed. If no Committee has been appointed, the term “Committee” shall mean the Board.

(g)  “Company Group” means the Corporation and its subsidiaries from time to time.

(h)  “Consultant” means any individual or entity that performs bona fide services to the Company or an Affiliate, other than as an Employee or Director.

(i)  “Continuous Service” means that the Recipient’s service with the Corporation or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Recipient’s Continuous Service will not be deemed to have terminated merely because of a change in the capacity in which the Recipient renders service to the Corporation or an Affiliate as an Employee, Consultant or Director, or a change in the entity for which the Recipient renders such service, provided that there is no interruption or termination of the Recipient’s Continuous Service. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service will be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a transaction, such as a sale or spin-off of a division or subsidiary that employs a Recipient, will be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision will be final, conclusive and binding.

(j)  “Dilutive Shares” means on any date, all shares of the Company which:

i.   Have been issued, or transferred out of treasury, on the exercise of options granted or in satisfaction of any other awards made, under any Share Incentive Scheme during the shorter of (1) the ten years ending on (and including) that date; and (2) the period since one month before such shares were first admitted to the Official List maintained by the United Kingdom Listing Authority; and

ii.   Remain capable of issue, or transfer out of treasury, under any Existing Award.

(k)  “Director” means a member of the Board.

(l)  “Disability” shall mean a Recipient’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. If the Recipient has a disability insurance policy, the term “Disability” shall be as defined therein.

(m)  “Employee” means any person, including an officer or Director, employed by the Corporation or an Affiliate. Mere service as a Director or payment of a director’s fee by the Corporation or an Affiliate will not be sufficient to constitute “employment” by the Corporation or an Affiliate.

(n)  “Existing Award” means an option or any other right or award under which Ordinary Shares in the Company may be acquired or received, granted under any Share Incentive Plan.

(o)  “Fair Market Value” means, on a given date, (i) if there is a public market for the Ordinary Shares on such date, the closing price of the shares as reported on such date on the national securities exchange of home country jurisdiction (as determined on such date) on which the shares are listed or, another national securities exchange if, in the Committee’s sole judgment and discretion, such other exchange more accurately reflects the fair market value of the Ordinary Shares, or if no sales of shares have been reported on any national securities exchange, then the immediately preceding date on which sales of the shares have been so reported or quoted, and (ii) if there is no public market for the Ordinary Shares on such date, then the fair market value shall be determined by the Committee in good faith using a reasonable application of a reasonable valuation method after taking into consideration all factors which it deems appropriate. Fair Market Value shall be determined without regard to any restriction other than a restriction which by its terms, never expires.

(p)  “Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Recipient that specifies the key terms and conditions of the Award or, if a later date is set forth in the resolution, then such date as is set forth in such resolution.

(q)  “Options” means options to acquire Ordinary Shares granted pursuant to the provisions of this Plan.

(r)  “Ordinary Share” means an ordinary share in the capital of the Corporation, or such other security of the Corporation as may be designated by the Committee from time to time in substitution thereof.

(s)  “Recipient” means any person granted an Option hereunder.

(t)  “Share Incentive Scheme” means any arrangement to provide Employees, Directors or Consultants with Ordinary Shares, regardless of the jurisdiction of such arrangement.

3.              Administration.

(a)  The US Incentive Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the US Incentive Plan, to administer the US Incentive Plan and to exercise all the powers and authorities either specifically conferred under the US Incentive Plan or necessary or advisable in the administration of the US Incentive Plan, including the authority: to grant Options; to determine the vesting schedule and other restrictions, if any, relating to Options; to determine the purchase price of the Ordinary Shares covered by each Option (the “Option Price”); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to determine Fair Market Value per share; to interpret the US Incentive Plan; to prescribe, amend and rescind rules and regulations relating to the US Incentive Plan; to determine the terms and provisions of the Option Agreements (which need not be identical) entered into in connection with Options granted under the US Incentive Plan; and to make all other determinations deemed necessary or advisable for the administration of the US Incentive Plan. Without limiting the generality of the foregoing, the Committee may provide in the terms of an Award that the benefits of the Award may be adjusted or accelerated upon or in connection with a Change of Control. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the US Incentive Plan.

(b)  Awards granted under the US Incentive Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

(c)  The Committee shall endeavor to administer the US Incentive Plan and grant Awards hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the U.S. Securities Exchange Act of 1934 (the “1934 Act”), although compliance with Section 16 is the obligation of the Recipient, not the Corporation. Neither the Committee, the Board nor the Corporation can assume any legal responsibility for a Recipient’s compliance with his or her obligations under Section 16 of the 1934 Act.

(d)  No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the US Incentive Plan or any Award granted hereunder.

4.              Eligibility.

(a)  Subject to certain limitations hereinafter set forth, Options may be granted to Employees (including officers) Consultants and Directors (whether or not they are employees) of the Corporation or its present or future divisions, affiliates and subsidiaries. In determining the persons to whom and Award shall be granted and the number of shares to be covered by each Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation, and such other factors as the Committee shall deem relevant to accomplish the purposes of the US Incentive Plan.

(b)  A Recipient shall be eligible to receive more than one grant of an Option during the term of the US Incentive Plan, on the terms and subject to the restrictions herein set forth.

5.              Ordinary Shares Reserved.

(a)  The Ordinary Shares subject to Awards hereunder shall be Ordinary Shares of the Corporation. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The Company may not grant an Award if that grant would result in the total number of Dilutive Shares to exceed 10% of the issued share capital of the Company, subject to adjustment as provided in Section 7(i) hereof.

(b)  Any Ordinary Shares subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of Ordinary Shares to which the Award related will again be available for issuance under the US Incentive Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the US incentive Plan shall not again be made available for issuance or delivery under the US Incentive Plan if such shares are (a) shares tendered in payment of an Option, or (b) shares delivered or withheld by the Corporation to satisfy any tax withholding obligation.

6.             Non-qualified Stock Options. Options granted pursuant to this Plan are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 7 hereof.

7.              Terms and Conditions of Options. Each Option granted pursuant to the US Incentive Plan shall be evidenced by a written agreement between the Corporation and the Recipient, which agreement shall be substantially in the form of Exhibit A (the “Option Agreement”) hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

(a)  Number of Shares. Each Option Agreement shall state the number of Ordinary Shares covered by the Option.

(b)  Option Price. Subject to adjustment as provided in Section 7(i) hereof, each Option Agreement shall state the Option Price, which shall be determined by the Committee subject only to the restriction that each Option Agreement shall state the Option Price, which shall not be less than 100% of the Fair Market Value per share on the date of grant of the Option.

(c)  Term of Option. Each Option Agreement shall state the period during and times at which the Option shall be exercisable, in accordance with the following limitations:

(1)  The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in the resolution, although any such grant shall not be effective until the Recipient has executed an Option Agreement with respect to such Option.

(2)  The exercise period of any Option shall not exceed ten years from the date of grant of the Option.

(3)  The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. In any event, no exercise period may be so extended to increase the term of the Option beyond ten years from the date of the grant.

(4)  The exercise period shall be subject to earlier termination as provided in Sections 7(f) and 7(g) hereof, and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

(d)  Method of Exercise and Medium and Time of Payment.

(1)  Only vested Options are exercisable. An Option may be exercised as to any or all whole Ordinary Shares as to which it then is exercisable, provided, however, that no Option may be exercised as to less than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

(2)  Each exercise of an Option granted hereunder, whether in whole or in part, shall be effected by written notice to the Secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by, or deemed by the Corporation’s counsel to be advisable pursuant to, any applicable securities laws.

(3)  The Option Price shall be paid in cash, provided, however, the Committee (in its sole discretion) may allow the Option Price to be paid in Ordinary Shares having a Fair Market Value equal to such Option Price (including Shares subject to the Option as a cashless exercise feature), in property, in a combination of cash, shares and property or in whole or in part with funds received from the Corporation at the time of exercise as a compensatory cash payment.

(4)  The Committee shall have the sole and absolute discretion to determine whether or not property other than cash may be used to purchase the Ordinary Shares hereunder and, if so, to determine the value of the property received.

(5)  The Recipient shall make provision for the withholding of taxes as required by Section 9 hereof.

(e) Other Provisions. Option Agreements authorized under the US Incentive Plan may contain such other provisions, including, without limitation, the imposition of restrictions upon the exercise.

(f)  Termination.

(1)  Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if the Recipient ceases to be an Employee, Director or Consultant of the Corporation or its Affiliates (other than by reason of death, Disability or retirement), all Awards theretofore granted to such Recipient but not theretofore exercised shall terminate 90 days following the date the Recipient ceased to be an employee, officer, director or consultant of the Corporation or its affiliates.

(2)  Nothing in the US Incentive Plan or in any Award granted hereunder shall confer upon an individual any right to continue in the employ of or other relationship with the Corporation or its affiliates or interfere in any way with the right of the Corporation or its affiliates to terminate such employment or other relationship between the individual and the Corporation and its affiliates.

(g)  Death, Disability or Retirement of Recipient. Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if a Recipient shall die while an Employee, Director or Consultant of the Corporation or its Affiliate, or within ninety days after the termination of such Recipient as an Employee, Director or Consultant, other than termination for cause (as may be defined in a Recipient’s employment agreement, if any), or if the Recipient’s relationship with the Corporation or its affiliates shall terminate by reason of Disability or retirement, all Awards theretofore granted to such Recipient (whether or not otherwise exercisable) unless earlier terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient’s estate or by a person who acquired the right to exercise such Awards by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, at any time within one year after the date of death, Disability or retirement of the Recipient.

(h)  Transferability Restriction.

(1) Awards granted under the US Incentive Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Awards may be exercised during the lifetime of the Recipient only by the Recipient and thereafter only by his legal representative.

(2)  Any attempted sale, pledge, assignment, hypothecation or other transfer of an Award contrary to the provisions hereof and/or the levy of any execution, attachment or similar process upon an Award, shall be null and void and without force or effect and shall result in a termination of the Award.

(3) (A)  As a condition to the transfer of any Ordinary Shares issued upon exercise of an Award, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the U.S. Securities Act of 1933, as amended (the “1933 Act”) or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, the Corporation shall be authorized to refrain from delivering or transferring Ordinary Shares issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Award or disposing of any Ordinary Shares when the Corporation has a legal liability to satisfy such tax. (C)  The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the 1933 Act, the 1934 Act, or under any other state, federal or provincial law, rule or regulation. (D)  The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer Ordinary Shares under applicable securities laws or to perfect any exemption from such registration or qualification. (E) Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer Ordinary Shares if such failure is based upon the provisions of this paragraph.

(i)  Effect of Certain Changes.

(1)  If there is any change in the number of Ordinary Shares outstanding through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of Ordinary Shares available for Awards and the number of such shares covered by outstanding Awards, and the exercise price per share of the outstanding Awards, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued Ordinary Shares; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(2)  In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Award then exercisable shall have the right to exercise such Award (at its then current exercise price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of Ordinary Shares for which such Award might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; or, in the alternative the Committee may provide that each Award granted under the Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 10 days’ written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 10 days preceding such termination, to exercise the Award as to all or any part of the Ordinary Shares covered thereby, including shares as to which such Award would not otherwise be exercisable.

(3)  Paragraph 2 of this Section 7(i) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and the Ordinary Shares are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Ordinary Shares (excluding a change in par value, or any change as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Award then exercisable shall have the right to exercise such Award solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of Ordinary Shares for which such Award might have been exercised.

(4)  In the event of a change in the Ordinary Shares of the Corporation as presently constituted into the same number of shares with a different par value, the shares resulting from any such change shall be deemed to be the Ordinary Shares of the Corporation within the meaning of the US Incentive Plan.

(5)  Except as expressly provided in this Section 7(i), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Ordinary Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

(j)  No Rights as Shareholder - Non-Distributive Intent.

(1)  Neither a Recipient of an Award nor such Recipient’s legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Award until after the Award is exercised and the shares are issued.

(2)  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7(i) hereof.

(3)  Upon exercise of an Award at a time when there is no registration statement in effect under the 1933 Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the 1933 Act. A form of subscription agreement containing representations and warranties deemed sufficient as of the date of adoption of this Plan is attached hereto as Exhibit B.

(4)  No shares shall be issued upon the exercise of an Award unless and until there shall have been compliance with any then applicable requirements of the U.S. Securities and Exchange Commission or any other regulatory agencies having jurisdiction over the Corporation.

8.             Agreement by Recipient Regarding Withholding Taxes. Each Recipient agrees that the Corporation, to the extent permitted or required by law, may deduct a sufficient number of shares due to the Recipient upon exercise of the Option to allow the Corporation to pay federal, provincial, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Recipient. The Corporation shall not be obligated to advise any Recipient of the existence of any tax or the amount which the Corporation will be so required to withhold.

9.            Term of Plan. Options may be granted under this US Incentive Plan from time to time within a period of ten years from the date the US Incentive Plan is adopted by the Board.

10.           Amendment and Termination of the Plan.

(a)(1)  Subject to the policies, rules and regulations of any lawful authority having jurisdiction (including any exchange with which the shares of the Corporation are listed for trading), the Board of Directors may at any time, without further action by the shareholders, amend the US Incentive Plan or any Award granted hereunder in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to ensure that Awards granted hereunder will comply with any provisions respecting stock options in the income tax and other laws in force in any country or jurisdiction of which any Recipient may from time to time be a resident or citizen, or it may at any time without action by shareholders terminate the Plan.

(2)            provided, however, that any amendment that would require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Corporation’s securities then may be listed, the Code or any other applicable law, shall be subject to the approval of the shareholders of the Corporation as provided in Section 10(b) hereof.

(3)            provided further that any such increase or modification that may result from adjustments authorized by Section 7(j) hereof or which are required for compliance with the 1934 Act, the Code, the Employee Retirement Income Security Act of 1974, their rules or other laws or judicial order, shall not require such approval of the shareholders.

(b)            Except as provided in Section 7, no suspension, termination, modification or amendment of the US Incentive Plan may adversely affect any Award previously granted, unless the written consent of the Recipient is obtained.

11.            Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation or any of its subsidiaries, or by any shareholder of the Corporation or any of its subsidiaries against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation or any of its subsidiaries, will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

12.            Tax Matters.

(a)  The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the US Incentive Plan and which the Board believes to be important to holders of Options issued under the US Incentive Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

(b)  Neither the US Incentive Plan nor any Award agreement is intended to provide for the deferral of compensation within the meaning of Section 409A of the Internal Revenue Code (the “Code”). The Corporation reserves the right to unilaterally amend or modify the Plan or this Agreement, to the extent the Corporation considers it necessary or advisable, in its sole discretion, to comply with, or to ensure that the Awards granted hereunder are not subject to, Section 409A of the Code.

13.            Adoption. This Us Incentive Plan was approved by resolution of the Board of Directors of the Corporation on July 26, 2021.

14.            Governing Law. This US Incentive Plan will be governed by the internal laws of the State of Delaware, without regard to rules regarding conflicts of laws.

[End of Plan]

Exhibit A

FORM OF STOCK OPTION AGREEMENT

This STOCK OPTION AGREEMENT made as of this ___ day of ____________, ______, by and between Argo Blockchain PLC, a public limited company incorporated in England and Wales (Company Number 11097258) (the “Corporation”), and ________________ (the “Recipient”).

In accordance with the Corporation’s 2021 U.S. Equity Incentive Plan (the “US Plan”), the provisions of which are incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to Ordinary Shares of the Corporation (“Ordinary Shares”) on favorable terms and thereby increase the Recipient’s proprietary interest in the Corporation and incentive to put forth maximum efforts for the success of the business of the Corporation. Capitalized terms used but not defined herein are used as defined in the Plan.

NOW, THEREFORE, for good and valuable consideration, the Corporation and the Recipient agree as follows:

1.     Confirmation of Grant of Option. Pursuant to a determination of the Committee or, in the absence of a Committee, by the Board of Directors of the Corporation made on ___________, _____ (the “Date of Grant”), the Corporation, subject to the terms of the Plan and of this Agreement, confirms that the Recipient has been irrevocably granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, a Stock Option (the “Option”) exercisable to purchase an aggregate of ______ Ordinary Shares on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 9 hereof.

2.     Option Price. The Option Price of the Ordinary Shares covered by the Option will be $_____ per share (the “Option Price”) subject to adjustment as provided in Paragraph 8 hereof.

3.     Vesting and Exercise of Option.

(a)            Except as otherwise provided herein or in Section 7 of the US Plan, the Option shall vest and become exercisable as follows: [the first twenty-five percent (25%) of the Ordinary Shares underlying the Option shall vest on the first anniversary of the Date of Grant, and thereafter, the remaining Ordinary Shares underlying the Option shall vest in equal monthly installments over the following thirty-six (36) months]; provided, however, that no Option shall vest or become exercisable unless the Recipient has provided Continuous Services to the Corporation or its affiliates from the Date of Grant through such vesting date. Only vested Options may be exercised.

(b)            The Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

(c)            The Option may be exercised by written notice to the Secretary of the Corporation accompanied by: (i) payment in full of the Option Price as provided in Section 7 of the US Plan; (ii) a joinder to the Corporation’s shareholder agreement, voting agreement, or other similar agreement, if any or if applicable, then in effect; and (iii) execution of a subscription agreement in the form approved by the Corporation, which may include a market stand off, a right of first refusal, and a right of first offer. A form of subscription agreement containing terms deemed sufficient as of the date of adoption of the US Plan is attached as Exhibit B to the US Plan.

4.     Accelerated Vesting Upon Change of Control. Notwithstanding any other provision of this Agreement to the contrary, in the event of a Change of Control (as that term is defined in the US Plan), the unvested portion of the Option shall immediately become vested.

5.     Term of Option. The term of the Option will be through __________, ____, subject to earlier termination or cancellation as provided in this Agreement. The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any Ordinary Shares subject to the Option until such shares shall have been issued (as evidenced by the appropriate transfer agent of the Corporation) upon purchase of such shares through exercise of the Option.

6.     Transferability Restriction. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with Section 7(h) of the US Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the provisions of this Paragraph 6 will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

7.     Exercise Upon Termination. The Recipient’s rights to exercise this Option upon termination of employment or cessation of service as an officer, director or consultant shall be as set forth in Section 7(f) of the US Plan.

8.     Death, Disability or Retirement of Recipient. The exercisability of this Option upon the death, Disability or retirement of the Recipient shall be as set forth in Section 7(g) of the US Plan.

9.     Adjustments. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 7(i) of the Plan.

10.   No Registration Obligation. The Recipient understands that the Option is not registered under the 1933 Act. The Recipient represents that the Option is being acquired for the Recipient’s own account and the Ordinary Shares issued on exercise of the Option will be acquired by the Recipient for investment.

11.   Notices. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation, attention: Chief Executive Officer, 50 Jermyn Street, 1st Floor, London, SW1Y 6LX, United Kingdom, or at such other address as may constitute the Corporation’s principal place of business at the time, with a copy to: Victoria B. Bantz, Esq., Burns, Figa & Will, P.C., 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, Colorado 80111. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient’s address below specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 11.

12.   Approval of Counsel. The exercise of the Option and the issuance and delivery of Ordinary Shares pursuant thereto shall be subject to approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, applicable state and other securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Ordinary Shares then may be listed.

13.   No Right to Continued Service. Neither the US Plan nor this Agreement shall confer upon the Recipient any right to be retained in any position, as an employee, consultant or director of the Corporation. Further, nothing in the US Plan or this Agreement shall be construed to limit the discretion of the Corporation to terminate the Recipient’s Continuous Service at any time, with or without cause.

14.   Benefits of Agreement. This Agreement will inure to the benefit of and be binding upon each successor and assignee of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient’s heirs, legal representatives and successors.

15.   Effect of Governmental and Other Regulations. The exercise of the Option and the Corporation’s obligation to sell and deliver shares upon the exercise of the Option are subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Corporation, be required.

16.   Plan Governs. In the event that any provision in this Agreement conflicts with a provision in the US Plan, the provision of the US Plan shall govern.

17.   Governing Law. This Agreement will be governed by the internal laws of the State of Delaware without regard to rules regarding conflicts of laws.

Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

ARGO BLOCKCHAIN PLC

Date ______________, _______	By:
Name:
Title:

The undersigned Recipient has read and understands the terms of this Option Agreement and the attached Plan and hereby agrees to comply therewith.

Date ______________, _______
Signature of Recipient

Tax ID Number: ___________________

Address: ________________________

                   ________________________

Exhibit B

SUBSCRIPTION AGREEMENT

THE ORDINARY SHARES BEING ACQUIRED BY THE UNDERSIGNED HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY OTHER LAWS AND ARE OFFERED UNDER EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF SUCH LAWS. THESE ORDINARY SHARES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS SUBSCRIPTION AGREEMENT AND APPLICABLE SECURITIES LAWS.

This Subscription Agreement is entered for the purpose of the undersigned acquiring _____________ Ordinary Shares (the “Ordinary Shares”) of Argo Blockchain PLC, a public limited company incorporated in England and Wales (Company Number 11097258) (the “Corporation”) from the Corporation pursuant to exercise of an Award granted pursuant to the Corporation’s 2021 U.S. Equity Incentive Plan (the “US Plan”). All capitalized terms not otherwise defined herein shall be as defined in the US Plan.

It is understood that no exercise of any Award at a time when no registration statement relating thereto is effective under the U.S. Securities Act of 1933, as amended (the “1933 Act”) can be completed until the undersigned executes this Subscription Agreement and delivers it to the Corporation, and that such grant or exercise is effective only in accordance with the terms of the US Plan and this Subscription Agreement.

In connection with the undersigned’s acquisition of the Ordinary Shares, the undersigned represents and warrants to the Corporation as follows:

1.            The undersigned has been provided with, and has reviewed the Plan, and such other information as the undersigned may have requested of the Corporation regarding its business, operations, management, and financial condition (collectively, the “Available Information”).

2.            The Corporation has given the undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation’s behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Corporation, its business and financial condition or to verify the accuracy of the Available Information which the Corporation possesses or can acquire without unreasonable effort or expense.

3.            The Ordinary Shares are being acquired by the undersigned for the undersigned’s own account and not on behalf of any other person or entity.

4.            The undersigned understands that the Ordinary Shares being acquired hereby have not been registered under the 1933 Act or any state or foreign securities laws, and are, and unless registered will continue to be, restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the 1933 Act and other statutes, and the undersigned consents to the placement of appropriate restrictive legends on any certificates evidencing the Ordinary Shares and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions.

5.            By the undersigned’s execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

6.            This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

7.            The undersigned acknowledges that the exercise of any Award and the issuance and delivery of Ordinary Shares pursuant thereto shall be subject to prior approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act and other applicable securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Ordinary Shares then may be listed.

8.            The undersigned acknowledges and agrees that the Corporation has [withheld ___/not withheld] shares for the payment of taxes as a result of the exercise of an Award.

9.            The US Plan is incorporated herein by reference. In the event that any provision in this Agreement conflicts with ANY provision in the US Plan, the provisions of the US Plan shall govern.

Date: ______________, ______
Signature of Recipient

Tax ID Number:

Address: